EXECUTION VERSION

AMENDMENT NO. 2 dated as of September 30, 2016 (this “Amendment”), to the CREDIT AGREEMENT dated as of August 13, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), NEW TEREX HOLDINGS UK LIMITED, with company number 02962659, a limited company organized under the laws of England, TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY, with company number 327184, a company organized under the laws of Ireland (the “European Borrower”), and TEREX AUSTRALIA PTY LTD (ACN 010 671 048), a company organized under the laws of Australia and registered in Queensland, Australia, the Lenders (as defined in Article I of the Credit Agreement), the Issuing Banks (as defined in Article I of the Credit Agreement) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.
A.Pursuant to the Stock and Asset Purchase Agreement dated as of May 16, 2016 (as in effect on the date hereof, the “MHPS Purchase Agreement”), between Terex and Konecranes Plc, a Finnish public company limited by shares (“Konecranes”), Terex has agreed to sell (the “MHPS Sale”) the Business (as defined in the MHPS Purchase Agreement) to Konecranes for aggregate consideration consisting of $595,000,000 and €200,000,000 in cash (subject to adjustment as provided for in the MHPS Purchase Agreement, the “MHPS Cash Consideration”) and 19,600,000 newly issued class B shares (subject to adjustment as provided for in the MHPS Purchase Agreement, the “MHPS Share Consideration”) of Konecranes.
B.    In connection with the foregoing, Terex has requested that the Credit Agreement be amended as provided for herein.
C.    The Required Lenders are so willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.
D.    Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.     Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.     Amendments. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)     Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:
“Amendment No. 2” shall mean Amendment No. 2 dated as of September 30, 2016, to this Agreement.

“MHPS Cash Consideration” shall have the meaning assigned to such term in Amendment No. 2.
“MHPS Sale” shall have the meaning assigned to such term in Amendment No. 2.
“MHPS Share Consideration” shall have the meaning assigned to such term in Amendment No. 2.
(b)     The definition of the defined term “Defaulting Lender” is hereby amended by adding the following at the end thereof (but prior to the period at the end thereof):
“, or (f) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action.”
(c)     Section 2.13(b) of the Credit Agreement is hereby amended by adding the following at the end thereof:
“Notwithstanding the foregoing, no prepayment shall be required under this Section 2.13(b) with respect to the Net Cash Proceeds of the MHPS Sale (whether such Net Cash Proceeds constitute MHPS Cash Consideration or Net Cash Proceeds in respect of the sale or other disposition of MHPS Share Consideration), provided that within a reasonable time (not to exceed 60 days) of the receipt of the Net Cash Proceeds of the MHPS Sale, Terex shall either (i) prepay a portion of the Term Loans and/or (ii) repay or redeem other Indebtedness such that after the prepayment of Term Loans and/or the repayment of such other Indebtedness, at least $300,000,000 of Indebtedness is repaid or redeemed, provided further, that the repayment of revolving Indebtedness shall be considered the repayment of other Indebtedness for purposes of this Section 2.13(b) only to the extent accompanied by a permanent reduction of the related commitment.”
(d)     Section 6.05(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (ii) thereof and (ii) deleting the period at the end of clause (iii)(F) thereof and substituting therefor the following:
“; and     (iv) Terex and the Subsidiaries may consummate the MHPS Sale (it being understood that for the avoidance of doubt, the MHPS Sale shall not constitute an Asset Sale subject to Section 6.05(b)).”

(e)     Section 6.09(b) of the Credit Agreement is hereby amended by deleting the words “and (iv) at any time when there are no Term Loans outstanding hereunder,” set forth therein and substituting therefor the words “, (iv) Terex may redeem, repurchase or otherwise retire Existing Senior Notes with a portion of the Net Cash Proceeds of the MHPS Sale and (v) at any time when there are no Term Loans outstanding hereunder (or, with respect to the Net Cash Proceeds of the MHPS Sale, at any time)”.
(f)     Article IX of the Credit Agreement is hereby amended by adding at the end of such Article the following as a new Section 9.24:
“SECTION 9.24. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
The following terms shall for purposes of this Section have the meanings set forth below:
“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.
“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” shall mean any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”
SECTION 3.     Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each of the Lenders that:
(a)     This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(b)     At the time of and immediately after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) as of such earlier date.

(c)     Each Borrower and each other Loan Party is in compliance in all material respects with all the terms and provisions set forth in each Loan Document on its part to be observed or performed, and at the time of and immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.
SECTION 4.     Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrowers agree to pay to each Lender that irrevocably and unconditionally executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on September 30, 2016 through the Administrative Agent, an amendment fee (the “Amendment Fee”) in an amount equal to 0.125% of the aggregate principal amount outstanding of such Lender’s Term Loans as of such date. The Amendment Fee shall be earned and shall be payable in immediately available dollars (in the case of the U.S. Term Loans) or Euro (in the case of the Euro Term Loans) on the earlier of the consummation of the MHPS Sale and January 31, 2017.
SECTION 5.     Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrowers, (ii) the Subsidiary Guarantors and (iii) the Required Lenders. The Administrative Agent shall notify Terex and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6.     Consent and Reaffirmation. Each Borrower and each other Loan Party hereby (a) consents to this Amendment and the transactions contemplated hereby, (b) agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee and Collateral Agreement, the North Atlantic Guarantee Agreement and each of the other Security Documents continue to be in full force and effect, (c) affirms and confirms its guarantee (in the case of a Guarantor) of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Loan Documents, and (d) acknowledges and agrees that such guarantee, pledge and/or grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.
SECTION 7.     Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 8.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.
SECTION 9.     Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.
SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TEREX CORPORATION,
By

Name:
Title:

NEW TEREX HOLDINGS UK LIMITED,
By

Name:
Title:

TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY,
By

Name:
Title:

TEREX AUSTRALIA PTY LTD (ACN 010 671 048),
By

Name:
Title:

By

Name:
Title:

GENIE HOLDINGS, INC. GENIE INDUSTRIES, INC. GENIE INTERNATIONAL, INC. TEREX SOUTH DAKOTA, INC. TEREX WASHINGTON, INC.,
By

Name:
Title:

TEREX USA, LLC.
By

Name:
Title:

TEREX UTILITIES, INC.
By

Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent and Collateral Agent,

By

Name:
Title:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TEREX CORPORATION CREDIT AGREEMENT DATED AS OF AUGUST 13, 2014, AS AMENDED.

NAME OF LENDER:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TEREX CORPORATION CREDIT AGREEMENT DATED AS OF AUGUST 13, 2014, AS AMENDED.

NAME OF LENDER:

By

Name:
Title:

NAME OF LENDER:

By

Name:
Title: